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                                                                   Exhibit 10.30



                         FREEDOM SECURITIES CORPORATION

                    AMENDMENT NO. 3 TO STOCKHOLDERS AGREEMENT

         Amendment, dated March   , 1998, and amended on January 30, 1998 and
March 10, 1998, to that certain Stockholders Agreement (the "Stockholders Agreement"), dated November 30, 1996, by and among Freedom Securities Corporation, formerly named JHFSC Acquisition Corp. (the "Company"), Thomas H. Lee Equity Fund III, L.P., Thomas H. Lee Foreign Fund III, L.P. and THL-CCI Limited Partnership (collectively the "THL Investors"), SCP Private Equity Partners, L.P. ("SCP"), John Hancock Subsidiaries, Inc. ("Hancock") and certain employees and members of the Company's management (the "Employee Investors"). Capitalized terms not otherwise defined herein shall have the meanings set forth in the Stockholders Agreement.

         WHEREAS, the Company and the undersigned THL Investors, SCP, Hancock and the Employee Investors desire to further amend the Stockholders Agreement;

         NOW THEREFORE, in consideration of the mutual promises contained herein, the sufficiency of which is hereby acknowledged, and holders of at least 55% in interest of the Company's outstanding shares as required to amend the Stockholders Agreement as provided in Section 13.2 thereof agree as follows.

         1. Section 2.6 of the Stockholders Agreement is hereby amended by adding to the end thereof the following:

                  "Notwithstanding the foregoing, in the event an Initial Public Offering would otherwise cause the termination of Sections 2.1, 2.2 and 2.3, the provisions of Sections 2.1, 2.2 and 2.3 shall remain in full force and effect and shall not terminate until the forty-fifth (45th) day following the Initial Public Offering."

         2. The amendment granted hereunder shall be limited precisely as written and shall not constitute a waiver or modification of any other covenants, terms or provisions of the Stockholders Agreement, which shall remain in full force and effect. Without limiting the foregoing, this Amendment shall not prejudice any right or rights which each of the Stockholders may otherwise have (now or in the future) under or in connection with the Stockholders Agreement.

         3. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

         4. This Amendment shall be governed by the laws of the State of Delaware (regardless of the laws that might otherwise govern under applicable Delaware principles of conflicts law) as to all matters, including but not limited to matters of validity, construction, effect, performance and remedies.


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         IN WITNESS WHEREOF, the parties hereto have executed this Amendment
No. 3 to the Stockholders Agreement this    day of March, 1998.

                                          FREEDOM SECURITIES CORPORATION

                                          By:
                                              ----------------------------------
                                              John H. Goldsmith
                                              CEO, Freedom Securities
                                              Corporation

                                          THOMAS H. LEE EQUITY FUND III, L.P.

                                          By: THL Equity Advisors Limited
                                              Partnership III, General Partner

                                          By: THL Equity Trust III,
                                              General Partner

                                          By:
                                              ----------------------------------
                                              Title: Vice President

                                          THOMAS H. LEE FOREIGN FUND III, L.P.

                                          By: THL Equity Advisors Limited
                                              Partnership III, General Partner

                                          By: THL Equity Trust III,
                                              General Partner

                                          By:
                                              ----------------------------------
                                              Title: Vice President

                                          THL-CCI LIMITED PARTNERSHIP

                                          By: THL Investment Management Corp.,
                                              General Partner


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John H. Goldsmith, Individually           By:
                                              ----------------------------------
                                              Title: Vice President

                                          SCP PRIVATE EQUITY PARTNERS, L.P.
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John H. Goldsmith, as attorney-in-fact
for the Employee Investors owning a
a majority of the Employee Securities     By:
                                              ----------------------------------
                                              Title: Managing Director